UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2017

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales (State or Other Jurisdiction of Incorporation)	001-37599 (Commission File Number)	98-1268150 (IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

(44) 203 325 0660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.03 Amendments to Articles of Incorporation

On June 14, 2017, at the 2017 Annual General Meeting of Shareholders (the “AGM”) of LivaNova PLC (the “Company” or “LivaNova”), the shareholders of the Company approved a proposal to amend the Company’s Articles of Association. The purpose of the amendment is to allow for general meetings to be held electronically as well as physically in accordance with the UK Companies (Shareholders’ Rights) Regulations 2009 and the UK Companies Act 2006. In addition, the amendment will remove a provision relating to record dates for general meetings that is no longer applicable to the Company following its delisting from the London Stock Exchange.

The information set forth above is qualified in its entirety by reference to the actual terms of the amended Articles of Association attached hereto as Exhibit 3.1 and which exhibit is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 14, 2017, LivaNova held its 2017 AGM in London, United Kingdom.

Item 7.01 Regulation FD Disclosure.

At the Company’s AGM, LivaNova’s shareholders considered seven proposals as more fully described in the Company’s 2017 Proxy Statement and as summarized below. Each of the ordinary resolutions 1-7 were adopted. The number of votes cast for and against, as well as the number of abstentions as to each such resolution, are set forth below.

1.    Ordinary resolution to receive and adopt the Company’s audited UK statutory accounts for the period ended December 31, 2016, together with the reports of the directors and the auditors thereon (the “UK annual report and accounts”).

Votes For	Votes Against	Votes Abstained

33,575,991	4,948	23,015

2.    Ordinary resolution to approve the directors’ remuneration report in the form set out in the Company’s UK annual report and accounts for the period ended December 31, 2016.

Votes For	Votes Against	Votes Abstained

29,346,001	4,231,992	25,961

3.    Ordinary resolution to re-appoint PricewaterhouseCoopers LP as the Company’s UK statutory auditor under the UK Companies Act 2006 to hold office from the conclusion of the AGM until the conclusion of the next general meeting at which the annual report and accounts are laid.

Votes For	Votes Against	Votes Abstained

33,585,379	738	17,837

4.    Ordinary resolution to ratify the appointment of PricewaterhouseCoopers S.p.A. as the Company’s independent registered public accounting firm for the year ended December 31, 2017.

Votes For	Votes Against	Votes Abstained

35,163,877	2,466	17,856

5.    Ordinary resolution to authorize the directors and/or the Audit & Compliance Committee of the Company to determine the remuneration of PricewaterhouseCoopers LLP, in its capacity as the Company’s UK statutory auditor under the UK Companies Act 2006.

Votes For	Votes Against	Votes Abstained

33,570,161	9,846	23,947

6.    Ordinary resolution to approve the form of share repurchase contracts and the counterparties through which the Company may conduct repurchases on the NASDAQ Global Market, as described more fully in the proxy statement accompanying the notice of the AGM.

Votes For	Votes Against	Votes Abstained

30,680,882	1,110,316	1,812,756

7.    Special resolution to adopt new Articles of Association of the Company.

Votes For	Votes Against	Votes Abstained

33,566,081	10,364	27,509

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Exchange Act or the United States Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended Articles of Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: June 15, 2017	By:	/s/ Catherine Moroz
	Name:	Catherine Moroz
	Title	Company Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended Articles of Association

5